UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.          )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Proxy Statement

[X]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

AETNA INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Notice of Annual Meeting and Proxy Statement Available on AetNet
The following message is from Elease E. Wright, Head of Human Resources:
Beginning today, employees who are Aetna shareholders through Aetna’s 401(k) Plan can access their definitive 2006 Aetna Inc. Notice of Annual Meeting and Proxy Statement, the 2005 Aetna Annual Report, Financial Report to Shareholders and the 2005 Aetna Annual Report at www.aetna.com/investor/proxy.htm and www.aetna.com/investor/annualrept.htm, respectively. Employees without e-mail or intranet access will receive copies of these materials at their mailing addresses. If you would like a copy, please call 1-800-237-4273.
Electronic Voting on Proxy Statement
The Proxy Statement is one of Aetna’s most important corporate public documents. It includes information on Aetna’s Board of Directors and describes the proposals to be voted on at the Annual Meeting of Shareholders, which will be held on Friday, April 28, 2006, at the Disney Boardwalk Conference Center in Lake Buena Vista, Florida. This week, Computershare Trust Co. N.A., the distribution agent for the trustee of Aetna’s 401(k) Plan, will e-mail voting instructions to active employees who hold Aetna stock through this plan. All employees who held Aetna stock through the Aetna 401(k) Plan at the close of business on February 24, 2006, have the opportunity to vote on these proposals electronically – either over the Internet or by telephone. Employees’ individual voting instructions are strictly confidential and are not disclosed to Aetna. Employee shareholders who wish to attend the annual meeting will be asked to provide photo identification (Aetna ID badge) before being admitted.
2005 Aetna Annual Report
The 2005 Aetna Annual Report, Dimensions of Leadership, continues the theme of the award-winning series that we started in 2000:

➢	2000 What Leaders Must Do,
➢	2001 The Course of Leadership,
➢	2002 The Responsibility of Leaders,
➢	2003 Leading the Way, and
➢	2004 The Challenge of Leadership.
Aetna’s 2005 Annual Report highlights our financial accomplishments and the many ways we are differentiating Aetna as a leader in the industry. The Annual Report describes how we are creating customer preference through listening and understanding, innovation and by challenging the future. Spotlighted: Aetna’s response during Hurricanes Katrina and Rita, preventive care enhancements to Aetna HealthFund, our depression management program and pricing transparency pilot initiative in Cincinnati, how ActiveHealth is helping to improve outcomes, making the mouth/body connection, Aetna’s advocacy for an individual health coverage mandate and our commitment to social responsibility. In place of essays from outside experts, Aetna Executive Chairman Jack Rowe discusses an important trend in health care: paying for performance. The Annual Report concludes with information on Aetna’s acquisitions and expansions in 2005, as well as some of the awards the company received.
The 2005 Annual Report is available online at www.aetna.com/investor/annualrept.htm. I encourage you to take the time to review the information to be well-informed about the company as we shape our future.

Aetna Inc. 2005 Annual Report,
2005 Annual Report, Financial Report to Shareholders, and
2006 Notice of Annual Meeting and Proxy Statement
Control Number: 012345
Holder Account Number: C1234567891
Proxy Access Number: 12345
Dear Aetna 401(k) Participant:
Re: John D. Smith
The proxy materials for the Aetna Inc. 2006 Annual Meeting of Shareholders are now available. This e-mail provides the information you will need to view these materials online, provide your voting instructions to the Plan Trustee over the Internet, and print a copy of the meeting materials.
To view the 2005 Annual Report and the 2005 Annual Report, Financial Report to Shareholders, please go to the Web site at
http://www.aetna.com/investor/annualrept.htm
To view the 2006 Notice of Annual Meeting and Proxy Statement, please go to the Web site at
http://www.aetna.com/investor/proxy.htm
To cast your voting instructions, please visit www.computershare.com/expressvote and follow the on-screen instructions. You will need the login validation details provided above to access this voting site.
Remember, your vote counts!
Thank you for using our online voting service.

This email and any files transmitted with it are solely intended for the use of the addressee(s) and may contain information that is confidential and privileged. If you receive this email in error, please advise us by return email immediately. Please also disregard the contents of the email, delete it and destroy any copies immediately. Computershare Limited and its subsidiaries do not accept liability for the consequences of any computer viruses that may be transmitted with this email.

Aetna Inc. 2005 Annual Report,
2005 Annual Report, Financial Report to Shareholders, and
2006 Notice of Annual Meeting and Proxy Statement
Control Number: 012345
Holder Account Number: C1234567891
Proxy Access Number: 12345
Dear Aetna Shareholder:
Re: John D. Smith
The proxy materials for the Aetna Inc. 2006 Annual Meeting of Shareholders are now available. This e-mail provides the information you will need to view these materials online, cast your proxy vote over the Internet, and print a copy of the meeting materials.
To view the 2005 Annual Report and the 2005 Annual Report, Financial Report to Shareholders, please go to the Web site at
http://www.aetna.com/investor/annualrept.htm
To view the 2006 Notice of Annual Meeting and Proxy Statement, please go to the Web site at
http://www.aetna.com/investor/proxy.htm
To cast your vote, please visit www.computershare.com/expressvote and follow the on-screen instructions. You will need the login validation details provided above to access the voting site.
Remember, your vote counts!
If you have any questions regarding your account, please call 1-800-446-2617 and we will be pleased to help. Alternatively, you may also submit your questions directly through our secure, online contact form at: www.computershare.com/ContactUs
Thank you for using our online voting service.

This email and any files transmitted with it are solely intended for the use of the addressee(s) and may contain information that is confidential and privileged. If you receive this email in error, please advise us by return email immediately. Please also disregard the contents of the email, delete it and destroy any copies immediately. Computershare Limited and its subsidiaries do not accept liability for the consequences of any computer viruses that may be transmitted with this email.